Exhibit 10.13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

FIRST AMENDMENT TO
PROPYLENE SUPPLY CONTRACT

This First Amendment to Propylene Supply Contract (“Amendment”) is executed as of December 31, 2013 (“Effective Date”), by and between TOTAL PETROCHEMICALS & REFINING USA, INC., formerly known as TOTAL PETROCHEMICALS USA, INC. (“Buyer”), a Delaware corporation, and PL PROPYLENE LLC (“Seller”), a Delaware limited liability company.  Buyer and Seller may be referred to collectively as “Parties” and individually as a “Party”.

Recitals

WHEREAS, Buyer and Seller are parties to that certain Propylene Supply Contract dated effective as of September 30, 2009 (“Contract”), and;

WHEREAS, the Parties desire to amend the Contract in the respects set forth below;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein expressed, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.	Capitalized terms not otherwise defined herein will have the meanings ascribed to such terms in the Contract.

2.	The Section of the Contract entitled Contract Term is modified by striking all references to the date “December 31, 2014” and substituting the date “December 31, 2017”.

3.	The Section of the Contract entitled Quantity is modified by striking the second and third paragraphs and inserting the following:

“Subject to proration for the year in which the Commencement Date occurs (as set forth above), Buyer shall purchase no less than 222,000,000 pounds per calendar year of Product and Seller shall sell no less than 222,000,000 pounds per calendar year of Product; provided, however, commencing on January 1, 2014, and for the remainder of the Contract Term Buyer shall purchase no less than 240,000,000 pounds per calendar year of Product and Seller shall sell no less than 240,000,000 pounds per calendar year of Product.  Seller shall never be required to sell more than 300,000,000 pounds per calendar year of Product.

For each calendar month ("Month"), the minimum Monthly quantity of Product that Buyer shall purchase and Seller shall provide is 18,500,000 pounds and the maximum Monthly quantity of Product that Buyer may purchase is 25,000,000 pounds; provided, however, commencing on January 1, 2014 and for the remainder of the Contract Term the minimum Monthly quantity of Product that Buyer shall purchase and Seller shall provide is 20,000,000 pounds and the maximum Monthly quantity of Product that Buyer may purchase is 25,000,000 pounds. Notwithstanding the foregoing, during the Contract Term, Buyer’s facilities will be shutdown from time to time in connection with planned maintenance, planned construction projects or other planned outages (“Turnarounds”).  Provided Buyer gives Seller at least 60 days notice in writing of any Turnarounds, then Buyer shall not be obligated to purchase the minimum Monthly quantities of Product required to be purchased herein; provided however, notwithstanding any Turnarounds,  Seller shall never be obligated to deliver more than 25,000,000 pounds during any Month and Buyer shall nonetheless be obligated to purchase for each calendar year through December 31, 2013 a minimum of 222,000,000 pounds of Product and for each calendar year commencing on or after January 1, 2014, a minimum of 240,000,000 pounds of Product.”

4.	The Section of the Contract entitled Purchase Price is modified effective as of May 6, 2011, by deleting all references to the term “CMAI” and substituting the term “IHS Chemical”.

5.	The Section of the Contract entitled Purchase Price is modified by striking the second paragraph and inserting the following:

“Once the PGP Reference Price and the CGP Reference Price, as applicable, have been determined, the PGP Price and CGP Price, as applicable, shall equal the applicable reference price reduced by a discount of ***** percent (*****%); provided, however: (i) for the time period from the Commencement Date through December 31, 2014  (the "Initial Period"), such discount will be capped at $***** per pound, and (ii) for the time period from January 1, 2015, through December 31, 2017 (or any additional period of time by which the Contract Term may be extended beyond December 31, 2017) such discount will be capped at $***** per pound.”

6.	Effective as of September 30, 2009, the Section of the Contract entitled Special Provisions is deleted and the following is inserted therefor:

“In order to address potential Product imbalances for any given Month, the Parties shall comply with the exchange arrangements more fully described in Attachment C attached hereto.

As partial consideration of the arrangements set out in Attachment C and for other reasons, Seller shall pay to Buyer four quarterly payments each equal to $*****, which amounts Buyer intends to use to offset certain storage costs that it may incur under the terms of a separate storage and transportation agreement that Buyer intends to enter into with Boardwalk Louisiana Midstream, LLC.  The first quarterly payment shall be paid by Seller to Buyer on or before January 1, 2014 and the last payment shall be paid by Seller to Buyer on or before October 1, 2014.”

7.	From and after January 1, 2014 Attachment A-1, PGP Product Specification, is superseded by the Attachment A-1 attached hereto.

8.	The Contract, as amended by this Amendment, will remain and continue in full force and effect, will constitute a legal, valid, and binding obligation of Buyer and Seller, and is in all respects agreed to, ratified, and confirmed hereby.

9.	Any reference to the Contract after the Effective Date will be deemed a reference to the Contract as amended by this Amendment.

10.	This Amendment will be construed in accordance with, and governed by, the laws of the State of Texas, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

11.	This Amendment may be executed and delivered in the original, by facsimile, by Portable Document Format (PDF), or by any other generally accepted electronic means, in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered will be deemed an original, but all of which taken together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

PL PROPYLENE LLC		TOTAL PETROCHEMICALS
& REFINING USA, INC

By:	/s/ Nathan L. Ticatch	By:	/s/ Docigez

Title:	President	Title:	CEO

Date:	1-2-14	Date:	1-2-14

ATTACHMENT A-1
PL Propylene LLC Product Specification

Name of Product Polymer Grade Propylene (high purity)		Date: October 23, 2013
Test	Units	Test Method	Specification
Propylene	Wt % Min	ASTM D2712*	99.5

Propane	ppm wt Max	ASTM D2712*	5000

Total Methane and Ethane	ppm wt Max	ASTM D2712*	500

Ethane	ppm wt Max	ASTM D2712*	500

Hydrogen	ppm wt Max	ASTM D2504*	1.0

Ethylene	ppm wt Max	ASTM D2712*	10

Total C4’s	ppm wt Max	ASTM D2712*	15

1, 3 Butadiene	ppm wt Max	ASTM D2712*	1.0

Butene (1)	ppm wt Max	ASTM D2712*	1.0

C5 & Heavier (2)	ppm wt Max	ASTM D-2504*	10

Acetylene	ppm wt Max	ASTM D2712*	1.0

Methyl Acetylene	ppm wt Max	ASTM D2712*	1.0

Propadiene	ppm wt Max	ASTM D2712*	1.0

CO2	ppm wt Max	ASTM D2504*	1.0

CO	ppm wt Max	ASTM D2504*	0.03**

Total Oxygenates	ppm wt Max	ASTM D4864*	2.0

H2O	ppm wt Max	Online Analyzer	1.0

Oxygen	ppm wt Max	ASTM D2504*	1.0

Total Sulfur	ppm wt Max	ASTM D-4045*	0.5

COS	ppb wt Max	LYON 5971	20

H2S	ppb wt Max	ASTM D3246*	0.1

Arsine	ppb wt Max	LYON 5971	20**

Phosphine	ppb wt Max	LYON 5971	20

Ammonia	ppm wt Max	ASTM D3431*	0.2**

Methanol	ppm wt Max	Gas Chromatograph	1.0

The Product shall contain no deleterious substances or concentrations of contaminants that make such Product commercially unacceptable to other industry purchasers.
* Any GC method capable of meeting or exceeding the quality criteria outlined in the relevant ASTM method.  ** Seller’s plant shall verbally notify the TPI LaPorte Control Room when these components are above specification.

Note 1: Butenes include 1-butene, 2-butene, and iso-butylene.
Note 2: C5 + includes C5 – C9 hydrocarbons and is certified by periodic lab samples or configuration analysis.